UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-09035
                                  ----------------------------------------------

                    THE BARRETT FUNDS
--------------------------------------------------------------------------------
                    (Exact name of registrant as specified in charter)

                    90 Park Avenue, New York, NY  10016

--------------------------------------------------------------------------------
                    (Address of principal executive offices)          (Zip code)

            Robert  E. Harvey, President and Chief Operating Officer
                    Barrett Associates, Inc.
                    90 Park Avenue, New York, NY 10016
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-983-5080

Date of fiscal year end:      June 30

Date of reporting period:     July 1, 2002 - June 30, 2003

ITEM 1.   REPORTS TO STOCKHOLDERS.

(BARRETT GROWTH FUND LOGO)

Annual Report
June 30, 2003

LETTER TO
SHAREHOLDERS
JULY 22, 2003

Dear Fellow Shareholders:

This was the best quarter for stocks since late 1998. Nearly all equities seemed to advance during the last three months as almost every sector and size category did well. Stocks also did well abroad with many foreign markets outdistancing gains in the U.S. markets. Below is a recap of the Fund's performance:

                                                        TOTAL RETURN*<F1>

                                                                     THREE YEARS       SINCE INCEPTION
                            FOURTH QUARTER         ONE YEAR         7/1/00-6/30/03     12/29/98-6/30/03
                            4/1/03-6/30/03      7/1/02-6/30/03      AVERAGE ANNUAL      AVERAGE ANNUAL
                            --------------      --------------      --------------      --------------
  BARRETT GROWTH FUND           13.25%              0.62%              (16.54%)            (3.98%)
  S&P 500 Index                 15.39%              0.25%              (11.20%)            (3.91%)
  Lipper Funds Index            13.51%             (2.07%)             (21.16%)            (8.76%)

THE QUARTER IN REVIEW
---------------------

Your Fund outperformed the S&P 500 for the latest fiscal year and additionally outperformed our peer group for all periods, except the fourth fiscal quarter. Technology, biotech and financial services sectors were the big winners for the Fund during the quarter. Smaller-cap stocks did much better than the market overall, and since we are not well represented in this sector, we lagged the market by a small amount for the quarter. Additionally, some of the biggest gains turned out to be from those stocks that had fallen sharply during the recent bear market, many of which are still not profitable. Since we only buy profitable companies, we were also under-represented in this group.

The quarter began with upbeat news out of Iraq as Coalition Forces had little trouble with Iraqi defenses, contrary to some expectations. Also, the market was buoyed again as the tax bill was passed in May lowering capital gains taxes and taxes on most dividends to a maximum of 15%. As we approached the end of the quarter, many widely held stocks increased their dividends. For example, Goldman Sachs more than doubled its dividend during the quarter.

In late June the Fed lowered rates for the thirteenth time in this cycle citing a chance of deflation as part of its rationale. Also, the Fed is concerned with the sluggish economic recovery. Real GDP is growing but at below trend-line rates and this is leading to increasing unemployment. Later this year we anticipate that economic activity will accelerate.

*<F1> The performance data quoted represents past performance. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. As economic and market conditions change frequently, there can be no assurance that trends described will continue or that forecasts will come to pass. Shares are distributed through T.O. Richardson Securities, Inc., not an affiliate of the Fund nor the Adviser.

Following is a graphical depiction of the sectors in the portfolio:

             AS OF 6/30/03, FIGURES AS A PERCENT OF TOTAL EQUITIES
             -----------------------------------------------------

                    Industrial                         10.9%
                    Energy                              5.8%
                    Consumer Products & Services       17.5%
                    Telecom Services & Equipment        6.9%
                    Financial Services                 16.2%
                    Healthcare                         21.1%
                    Information Services               13.0%
                    Software & ElectronicS              8.6%

THE PORTFOLIO
-------------

During the quarter we initiated positions in the following two securities:

MCCORMICK & COMPANY (MKC) (0.9%) is the global leader in the manufacture, marketing, and distribution of spices, seasonings, and flavor solutions, both branded and private label, to the entire food industry. The company has a long-term track record of generating above-average earnings growth in the low-teens, which should continue, as product innovation, geographic expansion and smaller acquisitions drive sales. Additionally, the sales mix shift to more complex flavor-enhancing products and productivity gains should also boost profit margins.

WALGREEN CO. (WAG) (0.6%) is the number one drug retailer in the U.S. in terms of market share (10% of all retail prescriptions filled), per store volume ($6 million annually vs. industry average $4 million), and overall sales and earnings growth. Following 28 years of record sales and earnings, Walgreen has the groundwork laid for continued strong sales and earnings growth in the mid-teens based on accelerated store expansion particularly in states with fast growing retirement populations. Walgreen is debt-free and will fund its growth with internally generated cash. An aging population, demand of high-margin generics, as well as a growing number of new drugs should ensure strong industry prescription growth for years to come.

We eliminated the positions of Altria Group (MO) and AOL Time Warner (AOL) during the quarter.

The best and worst performing holdings during the quarter were:

          BEST PERFORMING                           WORST PERFORMING
          ---------------                           ----------------
Company                     % Change      Company                      % Change
-------                     --------      -------                      --------
1. Genentech, Inc.            106%        1. Kohl's                      (9%)
2. General Dynamics            32%        2. Anadarko Petroleum          (2%)
3. Cisco Systems               29%        3. Lockheed Martin              0%
4. Target                      29%        4. Stryker Corp.                1%
5. Intel Corp.                 28%        5. Fannie Mae                   3%

The ten largest stock positions as a percentage of equity at June 30th were as follows:

   Amgen Inc.                           4.0%
   First Data Corp.                     3.9%
   Zions Bancorp                        3.7%
   Pfizer, Inc.                         3.7%
   Goldman Sachs Group                  3.7%
   Genentech, Inc.                      3.6%
   Stryker Corp.                        3.5%
   Linear Technologies                  3.4%
   Liberty Media Corp.                  3.2%
   Medtronic, Inc.                      3.2%

Due to the partial end of double taxation of corporate profits, dividends are now in the news. Shown below are the increases in dividends of stocks held in the portfolio and announced so far this year versus historical increases. None of our holdings cut their dividends.

SECURITY                           % INCREASE 2003      % AVG. INCREASE 10 YEAR
--------                           ---------------      -----------------------
Goldman Sachs                          108.3%                      *<F2>
Zions Bancorp                           50.0%                     15.3%
American International Group            38.3%                     12.5%
Colgate-Palmolive                       33.3%                      9.2%
Linear Technologies                     20.0%                     23.0%
State Street Corp.                      16.7%                     15.6%
Target Corp.                            16.7%                      6.4%
Medtronic Inc.                          16.0%                     20.2%
Fannie Mae                              15.4%                     14.3%
Walgreen                                15.0%                      7.5%
United Parcel Service                   10.5%                      *<F2>
McCormick & Co.                          9.1%                      7.8%
Lockheed Martin                          9.1%                      0.7%
Exxon Mobil                              8.7%                      2.8%
PepsiCo                                  6.7%                      7.9%
General Dynamics                         6.7%                     12.1%
Anadarko Petroleum                       5.0%                      3.6%
Microsoft                           Initiated                      *<F2>

*<F2>  Data unavailable for 10-year period.

According to ISI Group, so far in 2003, 54 members of the S&P 500 have either raised quarterly dividends or started making a payout.

THE YEAR IN REVIEW
------------------

Over the past fiscal year ended 6/30/03, your Fund returned 0.62%, not particularly inspiring but better than both the S&P 500 and the average Large Cap Growth Fund as measured by Lipper. The Fund's ten best performing stocks, held over this time frame, were: Genentech, Amgen, Vodafone, Stryker, Oracle, Lilly, Liberty Media, Cisco, Intel and Goldman Sachs. All are well-managed companies and each is one of the leaders of its respective industry. The Fund benefited from retention of these positions (portfolio turnover was only 23%) despite the adverse environment of the past year.

INVESTMENT OUTLOOK
------------------

There is no question that the passage of the tax bill in May has ingredients which will ignite investor interest. Taxes are lower for investors, a fact which is probably still under-appreciated by many CEOs, corporate board members and many stockholders. Although corporate governance issues have faded from the headlines, corporate managements are still being bombarded with questions; but now the concerns are about the large amounts of cash being held on their balance sheets, low dividend payouts, and dilution caused by stock options. These questions typically are raised at investor conferences and during phone calls with corporate managements. Some companies already seem to be turning more conservative regarding executive compensation, issuance of stock options and on-going aggressive stock buy-backs, while others are aggressively increasing payouts to stockholders. This could turn into a massive shift in attitude toward shareholder interests. Merger and acquisition activity has also increased. All of this bodes well for equity investors.

There are still negatives to worry about. Economic growth, while continuing, remains below potential. Terrorism worries persist and our patience and commitment in the Middle East may not last. Overseas certain key economies are weaker than ours. On balance, however, we believe that tax cuts, fiscal stimulus and low interest rates should provide a catalyst for continued positive investment returns.

Please visit us at our web site, www.barrettassociates.com.  If you have any
                                 -------------------------
questions, or would like a copy of our current prospectus, please call toll-free
(877) 363-6333.

Sincerely,

/s/Robert E. Harvey

Robert E. Harvey, CFA
President

/s/Robert J. Voccola        /s/Peter H. Shriver         /s/Peter J. McCarthy

Robert J. Voccola, CFA      Peter H. Shriver, CFA       Peter J. McCarthy, CFA
Lead Portfolio Manager      Portfolio Manager           Portfolio Manager

           Please note that portfolio holdings are subject to change.

                                                           Lipper Large-Cap
     Date         Barrett Growth Fund       S&P 500       Growth Funds Index
     ----         -------------------       -------       ------------------
   12/29/98             $10,000             $10,000             $10,000
   12/31/98             $10,020              $9,900              $9,988
    6/30/99             $10,940             $11,126             $11,186
   12/31/99             $13,380             $11,983             $13,466
    6/30/00             $14,323             $11,933             $13,497
   12/31/00             $12,754             $10,893             $10,815
    6/30/01             $10,613             $10,163              $8,996
   12/31/01             $10,029              $9,598              $8,233
    6/30/02              $8,275              $8,335              $6,755
   12/31/02              $7,557              $7,476              $5,918
    6/30/03              $8,326              $8,355              $6,614

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 12/29/98 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

LIPPER LARGE-CAP GROWTH FUNDS INDEX - An unmanaged index which measures the composite performance of the 30 largest "large-cap growth" mutual funds, as categorized by Lipper Inc.

                                     Average Annual Total Return
                                        through June 30, 2003
                             One Year         Three Year        Since Inception
                             --------         ----------        ---------------
  Barrett Growth Fund          0.62%           -16.54%              -3.98%
  S&P 500                      0.25%           -11.20%              -3.91%
  Lipper Large-Cap
    Growth Funds Index        -2.07%           -21.16%              -8.76%

SCHEDULE OF INVESTMENTS
JUNE 30, 2003

                                                                      MARKET
  SHARES                                                              VALUE
  ------                                                              ------
               COMMON STOCKS - 99.89%

               BASIC INDUSTRY - 16.72%

               ENERGY - 5.79%
     8,000     Anadarko Petroleum
                 Corporation                                       $   355,760
     2,625     Apache Corporation                                      170,783
     8,000     BP p.l.c. ADR                                           336,160
                                                                   -----------
                                                                       862,703
                                                                   -----------

               INDUSTRIAL - 10.93%
     4,000     General Dynamics Corporation                            290,000
    15,000     General Electric Company                                430,200
     7,000     L-3 Communications
                 Holdings, Inc.*<F3>                                   304,430
     6,000     Lockheed Martin Corporation                             285,420
     5,000     United Parcel Service, Inc.                             318,500
                                                                   -----------
                                                                     1,628,550
                                                                   -----------
               Total Basic Industry                                  2,491,253
                                                                   -----------

               CONSUMER PRODUCTS
                 & SERVICE - 17.49%

               CONSUMER PRODUCTS - 6.72%
     8,000     Colgate-Palmolive Company                               463,600
     5,000     McCormick & Company,
                 Incorporated                                          136,000
     9,000     PepsiCo, Inc.                                           400,500
                                                                   -----------
                                                                     1,000,100
                                                                   -----------

               MEDIA & ENTERTAINMENT - 5.21%
     4,000     Electronic Arts Inc.*<F3>                               295,600
    41,600     Liberty Media Corporation*<F3>                          480,896
                                                                   -----------
                                                                       776,496
                                                                   -----------

               RETAILING - 5.56%
     7,000     Kohl's Corporation*<F3>                                 359,660
    10,000     Target Corporation                                      378,400
     3,000     Walgreen Co.                                             90,300
                                                                   -----------
                                                                       828,360
                                                                   -----------
               Total Consumer Products
                 & Services                                          2,604,956
                                                                   -----------

               FINANCIAL SERVICES - 16.15%

               FINANCIAL SERVICES - 14.41%
     8,000     American International
                 Group, Inc.                                           441,440
     4,000     Fannie Mae                                              269,760
     6,500     The Goldman Sachs Group, Inc.                           544,375
     8,500     State Street Corporation                                334,900
    11,000     Zions Bancorporation                                    556,600
                                                                   -----------
                                                                     2,147,075
                                                                   -----------

               REAL ESTATE - 1.74%
    10,000     Equity Residential                                      259,500
                                                                   -----------
               Total Financial Services                              2,406,575
                                                                   -----------

               HEALTHCARE - 21.03%

               BIOTECHNOLOGY - 7.64%
     9,000     Amgen Inc.*<F3>                                         597,960
     7,500     Genentech, Inc.*<F3>                                    540,900
                                                                   -----------
                                                                     1,138,860
                                                                   -----------

               MEDICAL DEVICES
                 & SERVICES - 6.71%
    10,000     Medtronic, Inc.                                         479,700
     7,500     Stryker Corporation                                     520,275
                                                                   -----------
                                                                       999,975
                                                                   -----------

               PHARMACEUTICALS - 6.68%
     6,500     Eli Lilly and Company                                   448,305
    16,000     Pfizer Inc.                                             546,400
                                                                   -----------
                                                                       994,705
                                                                   -----------
               Total Health Care                                     3,133,540
                                                                   -----------

               INFORMATION
                 SERVICES - 12.94%

               BUSINESS SERVICES 10.12%
    10,000     Automatic Data Processing, Inc.                         338,600
     8,000     Certegy Inc.*<F3>                                       222,000
    14,000     First Data Corporation                                  580,160
    12,500     Paychex, Inc.                                           367,375
                                                                   -----------
                                                                     1,508,135
                                                                   -----------

               COMPUTER SERVICES &
                 OUTSOURCING - 2.82%
    11,000     Computer Sciences
                 Corporation*<F3>                                      419,320
                                                                   -----------
               Total Information Services                            1,927,455
                                                                   -----------

               SOFTWARE/
                 ELECTRONICS - 8.63%

               ELECTRONICS - 5.60%
    16,000     Intel Corporation                                       332,544
    15,500     Linear Technology Corporation                           501,735
                                                                   -----------
                                                                       834,279
                                                                   -----------

               SOFTWARE - 3.03%
    12,000     Microsoft Corporation                                   307,680
    12,000     Oracle Corporation*<F3>                                 144,120
                                                                   -----------
                                                                       451,800
                                                                   -----------
               Total Software/Electronics                            1,286,079
                                                                   -----------

               TELECOMMUNICATIONS
                 SERVICES &
                 EQUIPMENT - 6.93%

               TELECOMMUNICATIONS
                 SERVICES - 4.56%
     9,500     Verizon Communications Inc.                             374,775
    15,500     Vodafone Group PLC ADR                                  304,575
                                                                   -----------
                                                                       679,350
                                                                   -----------

               TELECOMMUNICATIONS & DATA
                 NETWORK EQUIPMENT - 2.37%
    21,000     Cisco Systems, Inc.*<F3>                                352,590
                                                                   -----------
               Total Telecommunications
                 Services & Equipment                                1,031,940
                                                                   -----------
               Total common stocks
                 (Cost $14,527,727)                                 14,881,798
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
               VARIABLE RATE
                 DEMAND NOTES #<F4> - 0.10%
   $15,303     U.S. Bank, 0.7775%,                                      15,303
                                                                   -----------
               Total variable rate demand
                 notes (Cost $15,303)                                   15,303
                                                                   -----------
               Total investments - 99.99%
                 (Cost $14,543,030)                                 14,897,101
               Other Assets less
                 Liabilities - 0.01%                                     1,442
                                                                   -----------
               TOTAL NET ASSETS - 100.00%                          $14,898,543
                                                                   -----------
                                                                   -----------

 *<F3>  Non-income producing security.
 #<F4> Variable rate demand notes are considered short-term obligations and are payable on demand at the market value. Interest rates change periodically at specified dates. The rates shown are as of June 30, 2003.
ADR - American Depository Receipt

                 See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003

ASSETS:
   Investments in securities,
     at market value
     (Cost: $14,543,030)                                           $14,897,101
   Receivable from adviser                                              25,694
   Dividends and interest receivable                                    11,954
   Prepaid assets                                                       12,250
                                                                   -----------
   Total assets                                                     14,946,999
                                                                   -----------

LIABILITIES:
   Payable for fund shares redeemed                                      1,675
   Accrued expenses                                                     46,781
                                                                   -----------
   Total liabilities                                                    48,456
                                                                   -----------
   Net assets applicable to
     outstanding capital stock                                     $14,898,543
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
   Capital stock                                                   $18,803,900
   Accumulated net realized
     loss on investments                                            (4,259,428)
   Unrealized appreciation
     on investments                                                    354,071
                                                                   -----------
   Total Net Assets                                                $14,898,543
                                                                   -----------
                                                                   -----------

Shares outstanding (unlimited
  shares of $0.001 par value
  authorized)                                                        1,833,997
                                                                   -----------

Net asset value, offering and
  redemption price per share                                       $      8.12
                                                                   -----------
                                                                   -----------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
   Dividend income (net of
     withholding tax of $1,897)                                    $   166,606
   Interest income                                                       8,329
                                                                   -----------
   Total investment income                                             174,935
                                                                   -----------

EXPENSES:
   Investment advisory fee                                             140,499
   Professional fees                                                    64,917
   Shareholder servicing fees
     and expenses                                                       37,641
   Distribution expenses                                                35,125
   Administration fees                                                  28,160
   Fund accounting fees                                                 22,370
   Federal and state registration                                       19,949
   Trustees fees and expenses                                            5,659
   Reports to shareholders                                               5,872
   Custody fees                                                          4,498
   Other expenses                                                          221
                                                                   -----------
   Total expenses before
     Adviser reimbursement                                             364,911
   Less fees and expenses reimbursed
     and waived by Adviser                                            (189,287)
                                                                   -----------
   Net expenses                                                        175,624
                                                                   -----------
   Net investment loss                                                    (689)
                                                                   -----------

NET REALIZED AND
  UNREALIZED GAINS (LOSSES):
   Net realized loss on investments                                 (1,188,317)
   Net change in unrealized
     appreciation on investments                                     1,329,671
                                                                   -----------
   Net realized and unrealized
     gains on investment securities                                    141,354
                                                                   -----------
   Net increase in net assets
     resulting from operations                                     $   140,665
                                                                   -----------
                                                                   -----------

                 See accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED          YEAR ENDED
                                                     JUNE 30, 2003       JUNE 30, 2002
                                                     -------------       -------------
OPERATIONS:
   Net investment loss                                $      (689)        $   (17,286)
   Net realized loss on investments                    (1,188,317)         (2,011,072)
   Net change in unrealized appreciation
     (depreciation) on investments                      1,329,671          (1,500,542)
                                                      -----------         -----------
   Net increase (decrease) in assets resulting
     from operations                                      140,665          (3,528,900)
                                                      -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                            1,220,995           4,004,527
   Cost of shares redeemed                             (1,311,054)         (1,120,199)
                                                      -----------         -----------
   Net increase (decrease) in net assets from
     capital share transactions                           (90,059)          2,884,328
                                                      -----------         -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                    50,606            (644,572)

NET ASSETS:
   Beginning of Year                                   14,847,937          15,492,509
                                                      -----------         -----------
   End of Year                                        $14,898,543         $14,847,937
                                                      -----------         -----------
                                                      -----------         -----------

                 See accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

                                                                                                          DECEMBER 29, 19981<F5>
                                                                    YEAR ENDED JUNE 30,                           THROUGH
                                                     2003           2002           2001           2000         JUNE 30, 1999
                                                     ----           ----           ----           ----         -------------
NET ASSET VALUE
Beginning of period                                  $8.07         $10.35         $14.06         $10.94           $10.00
                                                     -----         ------         ------         ------           ------

OPERATIONS
   Net investment loss2<F6>                             --          (0.01)         (0.02)         (0.03)           (0.01)
   Net realized and unrealized
     gains (losses) on securities                     0.05          (2.27)         (3.62)          3.40             0.95
                                                     -----         ------         ------         ------           ------
       Total from investment operations               0.05          (2.28)         (3.64)          3.37             0.94
                                                     -----         ------         ------         ------           ------

LESS DISTRIBUTIONS
   Distributions from capital gains                     --             --          (0.07)         (0.25)              --
                                                     -----         ------         ------         ------           ------
                                                        --             --          (0.07)         (0.25)              --
                                                     -----         ------         ------         ------           ------

NET ASSET VALUE
   End of period                                     $8.12        $  8.07         $10.35         $14.06           $10.94
                                                     -----         ------         ------         ------           ------
                                                     -----         ------         ------         ------           ------

Total return                                         0.62%        -22.03%        -25.90%         30.92%            9.40%3<F7>

Net assets at end of period
  (000s omitted)                                   $14,899        $14,848        $15,493        $21,440           $9,752

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS
   Before expense reimbursement                      2.60%          2.48%          2.27%          2.81%            5.22%4<F8>
   After expense reimbursement                       1.25%          1.25%          1.25%          1.25%            1.44%4<F8>

RATIO OF NET INVESTMENT LOSS
  TO AVERAGE NET ASSETS
   Before expense reimbursement                     (1.35%)        (1.35%)        (1.36%)        (1.85%)          (4.02%)4<F8>
   After expense reimbursement                       0.00%         (0.12%)        (0.34%)        (0.29%)          (0.24%)4<F8>

   Portfolio turnover rate                             23%            38%            39%            35%              30%

1<F5>  Commencement of operations.
2<F6> Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
3<F7>  Not annualized.
4<F8>  Annualized.

                 See accompanying Notes to Financial Statements

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 2003

1. ORGANIZATION

The Barrett Growth Fund (the "Fund") is a diversified series of The Barrett Funds (the "Trust"), a statutory trust organized on September 29, 1998 in the state of Delaware that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Barrett Growth Fund is currently the only series of the Trust. The Fund commenced operations on December 29, 1998. Barrett Associates, Inc., serves as the investment adviser (the "Adviser") for the Fund and is responsible for managing the Fund's portfolio of securities.

2. SIGNIFICANT ACCOUNTING POLICIES

a) Investment Valuation

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. Government securities and money market instruments are valued at the close of the NYSE. The value of these securities used in computing the NAV is determined as of such time. Variable rate demand notes are valued at amortized cost, which approximates market value.

b) Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

As a result of permanent book-to-tax differences relating to a net operating loss and a distribution from a real estate investment trust, accumulated net investment loss has been increased by $689, accumulated undistributed net investment loss has been increased by $5,314 and capital stock has been decreased by $6,003.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2003 the Fund had accumulated capital loss carryforwards for tax purposes of $3,785,159. Of this amount, $346,228 expires June 30, 2009, $1,839,508 expires June 30, 2010 and $1,599,423 expires June 30, 2011.

Additionally, for tax purposes, the Fund has elected to treat $833,590 of net capital losses incurred in the eight month period ended June 30, 2003 as having been incurred in the following fiscal year.

c) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

d) Other

Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

3. AGREEMENTS

The Trust has an Investment Advisory Agreement (the "Agreement") with the Adviser, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund's average daily net assets.

The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.25% of its average daily net assets until October 31, 2004. Accordingly, during the year ended June 30, 2003, the Adviser waived advisory fees and reimbursed other fund expenses in the amount of $189,287. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

           YEAR OF EXPIRATION            RECOVERABLE AMOUNT
           ------------------            ------------------
                6/30/04                       $194,335
                6/30/05                       $174,898
                6/30/06                       $189,287

4. DISTRIBUTION PLAN

The Trust, on behalf of the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which provides that the Fund may reimburse the Fund's distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to compensate or reimburse the Fund's distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended June 30, 2003 were as follows:

                                      PURCHASES             SALES
                                      ---------             -----
          U.S. Government             $       --          $       --
          Other                       $4,016,248          $3,050,165

At June 30, 2003, gross unrealized appreciation and depreciation of investments were as follows:

          Appreciation                                     $ 2,222,248
          (Depreciation)                                    (1,508,856)
                                                           -----------
          Net unrealized appreciation on investments       $   713,392
                                                           -----------
                                                           -----------

At June 30, 2003, the cost of investments for tax purposes was $14,183,709. The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to the tax deferral of losses on wash sales.

At June 30, 2003, the Fund did not have any distributable earnings.

6. SHARES OF BENEFICIAL INTEREST

                                             YEAR ENDED         YEAR ENDED
                                            JUNE 30, 2003     JUNE 30, 2002
                                            -------------     -------------
       Shares sold                              168,586           462,128
       Shares redeemed                         (173,720)         (119,889)
                                              ---------         ---------
       Net increase (decrease) in shares         (5,134)          342,239
       Shares outstanding:
       Beginning of year                      1,839,131         1,496,892
                                              ---------         ---------
       End of year                            1,833,997         1,839,131
                                              ---------         ---------
                                              ---------         ---------

7. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid to shareholders during the fiscal years ended June 30, 2003 and 2002.

8. ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS (UNAUDITED)

INDEPENDENT TRUSTEES

                                                                                                    # OF
                                                                                                    PORTFOLIOS
                                                                                                    IN FUND     OTHER
                            POSITION(S)  TERM OF OFFICE                                             COMPLEX     DIRECTORSHIPS
                            HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION                      OVERSEEN    HELD BY
NAME, AGE AND ADDRESS       THE TRUST    TIME SERVED      DURING PAST FIVE YEARS                    BY TRUSTEE  TRUSTEE
---------------------       -----------  ---------------  ----------------------                    ----------  -------------
Gerard E. Jones (64)        Trustee      Indefinite Term  Independent Trustee of the                1           Morgan
90 Park Avenue                           5 Years Served   Trust since August 2003;                              Stanley
New York, NY  10016                                       Trustee Emeritus of the Trust                         Institutional
                                                          from 2000 to 2003; Independent                        Fund, Inc.;
                                                          Trustee of the Trust from its                         Tractor
                                                          inception in 1998 to December                         Supply
                                                          2000; Managing Partner, Gerard                        Company
                                                          E. Jones, P.C., since April 2003;
                                                          Advisor, Corporate Governance
                                                          Advisors, since April 2003; Of
                                                          Counsel, Shipman & Goodwin,
                                                          LLP from 2001 to 2003; Partner,
                                                          Bingham Dana, LLP, formerly
                                                          known as Richards & O'Neil,
                                                          LLP, from 1972 through 2001.

Robert T. Hoffman (44)      Trustee      Indefinite Term  Independent Trustee of the                1           None
17 Hulfish Street                        3 Years Served   Trust since January 2001;
Princeton, NJ 08540                                       Partner and Portfolio Manager
                                                          of Candlewood Capital
                                                          Management, LLC (private
                                                          investment fund manager),
                                                          Princeton, NJ since 2000;
                                                          Member of the New Jersey
                                                          State Investment Council from
                                                          1990 through 2002, and
                                                          Chairman in 2002; Managing
                                                          Director and Portfolio Manager
                                                          at Scudder, Stevens and Clark,
                                                          New York, NY from 1990 to 2000.

Ronald E. Kfoury (45)       Trustee      Indefinite Term  Independent Trustee of the                1           CDCOM
482 Menlo Oaks Drive                     5 Years Served   Trust since its inception in 1998;                    Clockware
Menlo Park, CA 94025                                      Chief Executive Officer of
                                                          Clockware, Inc. (software
                                                          company) since November 2000;
                                                          Managing Director, Analect,
                                                          Limited (management consulting)
                                                          from 1992 through 2000.

Edward J. Mazze, PhD. (62)  Trustee      Indefinite Term  Independent Trustee of the Trust          1           Washington
The University of                        3 Years Served   since January 2001; Dean, College                     Trust
  Rhode Island                                            of Business Administration of the                     Bancorp,
  College of                                              University of Rhode Island since                      Inc.;
  Business Administration                                 1998; Director, Technitrol Inc.                       Technitrol,
350 Ballentine Hall                                       since 1985; Director, Washington                      Inc.
Kingston, RI 02881                                        Trust Bancorp. Inc. since 2000;
                                                          Honorary Board Member,
                                                          Delaware Valley College of
                                                          Science and Agriculture since
                                                          1997; Dean of the Belk College
                                                          of Business Administration of
                                                          The University of North Carolina
                                                          at Charlotte from 1993 to 1998.

INTERESTED TRUSTEES

Robert E. Harvey (49)1<F9>  President    Indefinite Term  Trustee and President of the              1           Ashforth
90 Park Avenue              & Trustee    5 Years Served   Trust since its inception in                          Properties,
New York, NY 10016                                        1998; President and Chief                             Inc.;
                                                          Operating Officer of Barrett                          Ashforth
                                                          Associates, Inc. since 1994;                          Capital LLC
                                                          Director of The Ashforth
                                                          Company (commercial real
                                                          estate) since 1988; previously,
                                                          Director of U.S. Equities at
                                                          Bessemer Trust from 1991
                                                          until 1993 and Managing
                                                          Director at Scudder, Stevens
                                                          and Clark from 1976 until 1991.

OFFICERS

John D. Barrett II (67)     Chairman     Indefinite Term  Managing Director, Chairman               1           None
90 Park Avenue                           5 Years Served   and Chief Executive Officer since
New York, NY  10016                                       1970 of Barrett Associates, Inc.;
                                                          previously, Partner at Clark,
                                                          Dodge & Co.

Robert J. Voccola (64)      Vice         Indefinite Term  Managing Director since 1987              1           None
90 Park Avenue              President    5 Years Served   and Chief Investment Officer
New York, NY  10016                                       since February 2002 of Barrett
                                                          Associates, Inc.; previously,
                                                          Director of Research of Barrett
                                                          Associates, Inc.

Peter J. McCarthy (55)      Vice         Indefinite Term  Managing Director of Barrett              1           None
90 Park Avenue              President    2 Years Served   Associates, Inc. since April 2001;
New York, NY  10016                                       previously, Senior Vice-President,
                                                          Mitchell Hutchins Asset Manage-
                                                          ment from 1996 to 2001.

Peter H. Shriver (50)       Vice         Indefinite Term  Executive Vice President of               1           None
90 Park Avenue              President    5 Years Served   Barrett Associates, Inc.
New York, NY  10016         and                           since 1989.
                            Treasurer

Paula J. Elliott (52)       Secretary    Indefinite Term  Vice President of Barrett                 1           None
90 Park Avenue                           5 Years Served   Associates, Inc. since 1995.
New York, NY  10016

Christina A. Bater (40)     Vice         Indefinite Term  Managing Director of Barrett              1           None
90 Park Avenue              President    2 Years Served   Associates, Inc. since October
New York, NY  10016                                       2001; previously, Associate
                                                          Managing Director of Barrett
                                                          Associates, Inc. from 1995 to
                                                          2001.

1<F9> Robert E. Harvey is an Interested Trustee because he is the President and Chief Operating Officer of Barrett Associates, Inc., the Fund's adviser.

AUDIT COMMITTEE

As of June 30, 2003 the Audit Committee was made up of all of the Independent Trustees as follows: Robert T. Hoffman, Ronald E. Kfoury and Edward J. Mazze. Pursuant to its Charter, the Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee generally meets twice each year with the independent auditor.

The Trust's Statement of Additional Information includes additional information about the Trustees and is available free of charge upon request by calling toll-free at (877) 363-6333.

REPORT OF
INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS

The Shareholders and Board of Trustees
The Barrett Funds

We have audited the accompanying statement of assets and liabilities of the Barrett Growth Fund, a series of shares of The Barrett Funds (the "Fund"), including the schedule of investments as of June 30, 2003, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended June 30, 2001 and for the period December 29, 1998 (commencement of operations) through June 30, 1999 were audited by other auditors whose report dated July 27, 2001 expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003 by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Barrett Growth Fund as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 25, 2003

                              BARRETT GROWTH FUND
                                 90 Park Avenue
                              New York, NY  10016
                                 (877) 363-6333

INVESTMENT ADVISER
BARRETT ASSOCIATES, INC.
90 Park Avenue
New York, NY  10016

DISTRIBUTOR
T.O. RICHARDSON SECURITIES, INC.
2 Bridgewater Road
Farmington, CT  06032

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. BANK, N.A.
425 Walnut Street
Cincinnati, OH  45202

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP
2600 One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
TAIT, WELLER & BAKER
1818 Market Street, Suite 2400
Philadelphia, PA  19103

ITEM 2.   CODE OF ETHICS.

This disclosure is not applicable. This disclosure is effective only for annual reports with periods ending on or after July 15, 2003.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

This disclosure is not applicable. This disclosure is effective only for annual reports with periods ending on or after July 15, 2003.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

This disclosure is not applicable. This disclosure is effective only for annual reports with periods ending on or after December 15, 2003.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

This disclosure is not applicable to the Registrant.

ITEM 6.   [RESERVED]

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
          FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This disclosure is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

  (a) Based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the Registrant's Principal Executive Officer and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the Principal Executive Officer and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

  (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

  (a) This disclosure is not applicable. This disclosure is effective only for annual reports with periods ending on or after July 15, 2003.

  (b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

  (c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Barrett Funds

By: /s/ Robert E. Harvey
    --------------------
    Robert E. Harvey
    President

Date: September 2, 2003
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert E. Harvey
    --------------------
    Robert E. Harvey
    Principal Executive Officer
    The Barrett Funds

Date: September 2, 2003
      -----------------

By: /s/ Peter H. Shriver
    --------------------
    Peter H. Shriver
    Principal Financial Officer
    The Barrett Funds

Date: September 2, 2003
      -----------------